As filed with the Securities and Exchange Commission on August 15, 2007
Registration Statement No. 333-141764

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Amendment No. 4
to
Form S-4
REGISTRATION STATEMENT
UNDER
THE SECURITIES ACT OF 1933

REGENCY ENERGY PARTNERS LP*

REGENCY ENERGY FINANCE CORP.
(Exact name of registrant as specified in its charter)

Delaware	4922	16-1731691
Delaware	4922	38-3747282
(State or Other Jurisdiction of Incorporation or Organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

1700 Pacific, Suite 2900	William E. Joor III
Dallas, Texas 75201	1700 Pacific, Suite 2900
(214) 750-1771 (Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrants’ Principal Executive Offices)	Dallas, Texas 75201 (713) 621-9547 (Name, Address, Including Zip Code, and Telephone Number, Including Area Code, of Agent for Service)

Copies to:

Dan A. Fleckman
Vinson & Elkins L.L.P.
2500 First City Tower
1001 Fannin Street, Suite 3600
Houston, Texas 77002
(713) 758-2222

Approximate date of commencement of proposed sale to the public:  From time to time after the effective date of this registration statement.

If the securities being registered on this form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.  ☐

If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.  ☐

If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

* Includes certain subsidiaries of Regency Energy Partners LP identified on the following pages.

The Registrants hereby amend this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrants shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, or until the Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

Regency Gas Services LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	03-0516215
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency OLP GP LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-4188520
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency Intrastate Gas, LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	32-0077616
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency Midcon Gas LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	86-1061643
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency Liquids Pipeline LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	32-0077619
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency Gas Gathering and Processing LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	32-0077618
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency Waha GP, LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	38-3697585
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency NGL GP LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-0941731
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency Gas Marketing GP, LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-1005445
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency Waha LP, LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-0749513
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency NGL Marketing LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-0941662
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency Gas Marketing LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-1005447
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency Gas Services Waha LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	20-0750124
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency TS GP LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	37-1540711
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency FS GP LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	74-3138090
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency GU GP LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	74-3138092
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency Guarantor GP LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	34-2057138
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency Operating GP LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	34-2057140
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency TS Acquisition GP LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	34-2057145
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency FN GP LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	74-3138095
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency TGG LLC
(Exact Name of Registrant As Specified In Its Charter)

Texas	20-0330629
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency TS Acquisition LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	34-2057145
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency Eastex Protreat I LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	75-3216838
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency Eastex Protreat II LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	75-3216839
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency Field Services LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	35-2270502
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency Frio Newline LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	26-0103023
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency Gas Utility LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	26-0103022
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency Guarantor LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	34-2057138
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency Operating LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	34-2057141
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency Eastex Newline LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	75-3216837
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency FS LP
(Exact Name of Registrant As Specified In Its Charter)

Delaware	75-3165677
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Gulf States Transmission Corporation
(Exact Name of Registrant As Specified In Its Charter)

Louisiana	72-1146059
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency Gas Company Ltd.
(Exact Name of Registrant As Specified In Its Charter)

Texas	75-3016693
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Regency Pipeline Company Inc.
(Exact Name of Registrant As Specified In Its Charter

Texas	74-3016692
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Palafox Joint Venture
(Exact Name of Registrant As Specified In Its Charter)

Texas	74-3017118
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification Number)

Pueblo Holdings, Inc.
(Exact Name of Registrant As Specified In Its Charter)

Delaware	83-0477804
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Regency Oil Pipeline LLC
(Exact Name of Registrant As Specified In Its Charter)

Delaware	74-3216337
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Pueblo Midstream Gas Corporation
(Exact Name of Registrant As Specified In Its Charter)

Texas	76-0645929
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

Pueblo Energy Marketing Inc.
(Exact Name of Registrant As Specified In Its Charter)

Texas	20-0256268
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification Number)

EXPLANATORY NOTE

This Amendment No. 4 to the Registration Statement on Form S-4 of Regency Energy Partners LP and Regency Energy Finance Corp. (File No. 333-141764) is being filed solely to update the information set forth in Part II of the Registration Statement.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 20.  Indemnification of Officers and Directors

We will generally indemnify officers, directors and affiliates of the general partner to the fullest extent permitted by the law against all losses, claims, damages or similar events and is incorporated herein by this reference. Subject to any terms, conditions or restrictions set forth in the partnership agreement, Section 17-108 of the Delaware Revised Uniform Limited Partnership Act empowers a Delaware limited partnership to indemnify and hold harmless any partner or other persons from and against all claims and demands whatsoever.

Item 21.	Exhibits and Financial Statement Schedules

3.1		Certificate of Limited Partnership of Regency Energy Partners LP (incorporated by reference to Exhibit 3.1 of our registration statement on Form S-1 (File No. 333-128332)).
3.2		Fourth Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP dated as of February 15, 2006 (incorporated by reference to Exhibit 3.1 of our current report on Form 8-K filed February 9, 2006).
3.3		Amendment No. 1 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (incorporated by reference to Exhibit 3.1 of our current report on Form 8-K filed August 15, 2006).
3.4		Amendment No. 2 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (incorporated by reference to Exhibit 3.1 of our current report on Form 8-K filed September 22, 2006).
3.5		Certificate of Incorporation of Regency Energy Finance Corp. (incorporated by reference to Exhibit 3.1 of our registration statement on Form S-3 (File No. 333-141809))
3.6		Bylaws of Regency Energy Finance Corp. (incorporated by reference to Exhibit 3.2 of our registration statement on Form S-3 (File No. 333-141809))
4.1		Indenture for 8 3/8% Senior Notes due 2013, together with the global notes (incorporated by reference to Exhibit 4.2 of our Annual Report on Form 10-K for the year ended December 31, 2006).
4.2		Amendment Agreement No. 2 to our Fourth Amended and Restated Credit Agreement dated June 29, 2007 (incorporated by reference to Exhibit 99.1 of our Current Report on Form 8-K filed on July 3, 2007).
4	.3†	Registration Rights Agreement, dated as of December 12, 2006, among Regency Energy Partners LP, Regency Finance Corp., the Guarantors named therein and UBS Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc. and Wachovia Capital Markets, LLC.
5	.1†	Opinion of Vinson & Elkins L.L.P. as to the legality of certain of the securities being registered.
5	.2†	Opinion of Kean Miller Hawthorne D’Armond McCowan & Jarman, LLP as to the legality of certain of the securities being registered.
12.1		Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 to our Annual Report on Form 10-K for the year ended December 31, 2006).
23	.1†	Consent of Deloitte & Touche LLP.
23	.2†	Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1).
23	.3†	Consent of Kean Miller Hawthorne D’Armond McCowan & Jarman, LLP (contained in Exhibit 5.2).
23	.4†	Consent of Deloitte & Touche LLP
24	.1†	Powers of Attorney (included on the signature pages).
25	.1†	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the trustee under the Indenture with respect to the 8 3/8% Senior Notes due 2013.

*	Filed herewith.

†	Previously filed.

Item 22.	Undertakings

Each undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant’s annual report pursuant to Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934 (and, where applicable, each filing of an employee benefit plan’s annual report pursuant to Section 15(d) of the Securities Exchange Act of 1934) that is incorporated by reference in this registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Each registrant hereby undertakes:

To respond to requests for information that is incorporated by reference into the prospectus pursuant to Items 4, 10(b), 11, or 13 of this Form, within one business day of receipt of such request, and to send the incorporated documents by first class mail or other equally prompt means. This includes information contained in documents filed subsequent to the effective date of the registration statement through the date of responding to the request.

To supply by means of a post-effective amendment all information concerning a transaction, and the company being acquired involved therein, that was not the subject of and included in the registration statement when it became effective.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this Registration Statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Dallas, State of Texas, on August 15, 2007.

REGENCY ENERGY PARTNERS LP

By:	Regency GP LP, its general partner

By:	Regency GP LLC, its general partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	Chairman, President and Chief Executive
Officer

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and the dates indicated.

Signature	Title	Date

/s/ James W. Hunt James W. Hunt	Chairman, President, Chief Executive Officer (Principal Executive Officer)	August 15, 2007

/s/ Stephen L. Arata Stephen L. Arata	Executive Vice President andChief Financial Officer(Principal Financial Officer)	August 15, 2007

/s/ Lawrence B. Connors Lawrence B. Connors	Vice President, Finance and Accounting (Principal Accounting Officer)	August 15, 2007

* James F. Burgoyne	Director	August 15, 2007

* Daniel R. Castagnola	Director	August 15, 2007

* A. Dean Fuller	Director	August 15, 2007

* Paul J. Halas	Director	August 15, 2007

Mark T. Mellana	Director	August 15, 2007

Signature	Title	Date

Brian P. Ward	Director	August 15, 2007

* J. Otis Winters	Director	August 15, 2007

*By: /s/ William E. Joor, III William E. Joor, III Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on August 15, 2007.

REGENCY ENERGY FINANCE CORP.

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	Chairman and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and the dates indicated.

Signature	Title	Date

/s/ James W. Hunt James W. Hunt	Chairman and President (Principal Executive Officer)	August 15, 2007

/s/ Stephen L. Arata Stephen L. Arata	Vice President, Director, (Principal Financial Officer and Principal Accounting Officer)	August 15, 2007

/s/ Richard D. Moncrief Richard D. Moncrief	Vice President, Director	August 15, 2007

/s/ William E. Joor III William E. Joor III	Vice President and Secretary, Director	August 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on August 15, 2007.
REGENCY WAHA LP, LLC
REGENCY NGL GP, LLC
REGENCY GAS MARKETING GP LLC
REGENCY WAHA GP, LLC
REGENCY INTRASTATE GAS, LLC
REGENCY MIDCON GAS LLC
REGENCY LIQUIDS PIPELINE LLC
REGENCY GAS GATHERING AND PROCESSING LLC
REGENCY FN GP LLC
REGENCY FS GP LLC
REGENCY GUARANTOR GP LLC
REGENCY GU GP LLC
REGENCY OPERATING GP LLC
REGENCY PIPELINE COMPANY INC.
REGENCY TGG LLC
REGENCY TS GP LLC
REGENCY TS ACQUISITION GP LLC
PUEBLO HOLDINGS, INC.
PUEBLO MIDSTREAM GAS CORPORATION
PUEBLO ENERGY MARKETING INC.
REGENCY OIL PIPELINE LLC

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and the dates indicated.

Signature	Title	Date

/s/ James W. Hunt James W. Hunt	President (Principal Executive Officer)	August 15, 2007

/s/ Stephen Arata Stephen Arata	Vice President, Director (Principal Financial Officer)	August 15, 2007

/s/ Lawrence B. Connors Lawrence B. Connors	Vice President, Director (Principal Accounting Officer)	August 15, 2007

/s/ Richard D. Moncrief Richard D. Moncrief	Vice President, Director	August 15, 2007

/s/ William E. Joor III William E. Joor III	Vice President and Secretary, Director	August 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on August 15, 2007.

REGENCY OLP GP LLC

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	Chairman and President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and the dates indicated.

Signature	Title	Date

/s/ James W. Hunt James W. Hunt	Chairman and President (Principal Executive Officer)	August 15, 2007

/s/ Stephen L. Arata Stephen L. Arata	Vice President, Director (Principal Financial Officer)	August 15, 2007

/s/ Lawrence B. Connors Lawrence B. Connors	Vice President (Principal Accounting Officer)	August 15, 2007

/s/ Richard D. Moncrief Richard D. Moncrief	Vice President, Director	August 15, 2007

/s/ William E. Joor III William E. Joor III	Vice President and Secretary, Director	August 15, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on August 15, 2007.

REGENCY EASTEX NEWLINE LP

REGENCY EASTEX PROTREAT I LP

REGENCY EASTEX PROTREAT II LP

By:	REGENCY OPERATING GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on August 15, 2007.

REGENCY FRIO NEWLINE LP

By: REGENCY FN GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on August 15, 2007.

REGENCY FS LP

By: REGENCY FS GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on August 15, 2007.

REGENCY GAS UTILITY LP

By: REGENCY GU GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on August 15, 2007.

REGENCY GUARANTOR LP

By:	REGENCY GUARANTOR GP LLC,
its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on August 15, 2007.

REGENCY FIELD SERVICES LP

By: REGENCY TS GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on August 15, 2007.

REGENCY OPERATING LP

By:	REGENCY OPERATING GP LLC,
its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on August 15, 2007.

REGENCY TS ACQUISITION LP

By:	REGENCY TS ACQUISITION GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on August 15, 2007.

REGENCY GAS COMPANY LTD.

By:	REGENCY PIPELINE COMPANY INC., its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on August 15, 2007.

REGENCY NGL MARKETING LP

By:	REGENCY NGL GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on August 15, 2007.

REGENCY GAS MARKETING LP

By:	REGENCY GAS MARKETING GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on August 15, 2007.

REGENCY GAS SERVICES LP

By:	REGENCY OLP GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President and Chief Executive Officer

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on August 15, 2007.

REGENCY GAS SERVICES WAHA LP.

By:	REGENCY WAHA GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on August 15, 2007.

PALAFOX JOINT VENTURE

By: REGENCY GAS COMPANY LTD.,
its Venturer

By:	REGENCY PIPELINE COMPANY INC., its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

By:	REGENCY GAS SERVICES LP, its Venturer

By:	REGENCY OLP GP LLC, its General Partner

By:	/s/ James W. Hunt
Name: James W. Hunt

Title:	President

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-4 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Dallas, Texas, on August 15, 2007.

GULF STATES TRANSMISSION CORPORATION

By:	/s/ James L. Hunt
Name: James W. Hunt

Title:	President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and the dates indicated.

Signature	Title	Date

/s/ James W. Hunt James W. Hunt	President (Principal Executive Officer)	August 15, 2007

/s/ Stephen Arata Stephen Arata	Vice President, Director (Principal Financial Officer)	August 15, 2007

/s/ Lawrence B. Connors Lawrence B. Connors	Vice President, Director (Principal Accounting Officer)	August 15, 2007

/s/ William E. Joor III William E. Joor III	Vice President and Secretary, Director	August 15, 2007

INDEX TO EXHIBITS

3.1		Certificate of Limited Partnership of Regency Energy Partners LP (incorporated by reference to Exhibit 3.1 of our registration statement on Form S-1 (File No. 333-128332)).
3.2		Fourth Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP dated as of February 15, 2006 (incorporated by reference to Exhibit 3.1 of our current report on Form 8-K filed February 9, 2006).
3.3		Amendment No. 1 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (incorporated by reference to Exhibit 3.1 of our current report on Form 8-K filed August 15, 2006).
3.4		Amendment No. 2 to Amended and Restated Agreement of Limited Partnership of Regency Energy Partners LP (incorporated by reference to Exhibit 3.1 of our current report on Form 8-K filed September 22, 2006).
3.5		Certificate of Incorporation of Regency Energy Finance Corp. (incorporated by reference to Exhibit 3.1 of our registration statement on Form S-3 (File No. 333-141809))
3.6		Bylaws of Regency Energy Finance Corp. (incorporated by reference to Exhibit 3.2 of our registration statement on Form S-3 (File No. 333-141809))
4.1		Indenture for 8 3/8% Senior Notes due 2013, together with the global note (incorporated by reference to Exhibit 4.2 of our Annual Report on Form 10-K for the year ended December 31, 2006).
4.2		Amendment Agreement No. 2 to our Fourth Amended and Restated Credit Agreement dated June 29, 2007 (incorporated by reference to Exhibit 99.1 of our Current Report on Form 8-K filed on July 3, 2007).
4	.3†	Registration Rights Agreement, dated as of December 12, 2006, among Regency Energy Partners LP, Regency Finance Corp., the Guarantors named therein and UBS Securities LLC, Citigroup Global Markets Inc., J.P. Morgan Securities Inc., Lehman Brothers Inc. and Wachovia Capital Markets, LLC.
5	.1†	Opinion of Vinson & Elkins L.L.P. as to the legality of certain of the securities being registered.
5	.2†	Opinion of Kean Miller Hawthorne D’Armond McCowan & Jarman, LLP as to the legality of certain of the securities being registered.
12.1		Computation of Ratio of Earnings to Fixed Charges (incorporated by reference to Exhibit 12.1 to our Annual Report on Form 10-K for the year ended December 31, 2006).
23	.1†	Consent of Deloitte & Touche LLP.
23.2		Consent of Vinson & Elkins L.L.P. (contained in Exhibit 5.1).
23.3		Consent of Kean Miller Hawthorne D’Armond McCowan & Jarman, LLP (contained in Exhibit 5.2).
23	.4†	Consent of Deloitte & Touche LLP
24	.1†	Powers of Attorney (included on the signature pages).
25	.1†	Form T-1 Statement of Eligibility and Qualification under the Trust Indenture Act of 1939 of the trustee under the Indenture with respect to the 8 3/8% Senior Notes due 2013.

*	Filed herewith.

†	Previously filed.